UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET HIGH YIELD FUND

FORM N-Q

SEPTEMBER 30, 2013

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 86.8%
CONSUMER DISCRETIONARY - 17.4%
Auto Components - 0.9%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	300,000		$334,500
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	1,150,000		1,184,500
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	740,000		743,700	(a)(b)
Dana Holding Corp., Senior Notes	5.375%	9/15/21	1,040,000		1,021,800
Dana Holding Corp., Senior Notes	6.000%	9/15/23	1,040,000		1,032,200
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	439,304	(a)

Total Auto Components					4,756,004

Automobiles - 0.1%
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000		573,113	(a)

Distributors - 0.1%
LKQ Corp., Senior Notes	4.750%	5/15/23	830,000		769,825	(a)

Diversified Consumer Services - 1.0%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	580,000		626,400	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	997,000		1,056,820
Sotheby’s, Senior Notes	5.250%	10/1/22	1,530,000		1,449,675	(a)
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	750,000		795,000
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,040,000		1,068,600	(a)

Total Diversified Consumer Services					4,996,495

Hotels, Restaurants & Leisure - 6.3%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,340,110		1,257,002	(a)(b)(c)(d)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	370,000		325,600	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,400,000		1,421,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,380,000		1,298,925
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,350,000		1,265,625
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,340,000		1,507,500
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,320,000		1,376,100	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,290,000		1,270,650	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,208,870		2,319,336	(a)(b)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	1,455,000		909	(a)(e)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	2,620,000		2,626,550	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,840,000		1,876,800	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	4,171,000		4,400,405	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	3,180,000		3,052,800	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	240,000		248,400
MGM Resorts International, Senior Notes	7.750%	3/15/22	380,000		411,825
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	190,000		214,700	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	690,000		721,050	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	480,000		478,800	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,700,000		1,700,000	(a)(c)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,990,000		2,169,100

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Hotels, Restaurants & Leisure - continued
Snoqualmie Entertainment Authority, Senior Secured Notes	4.147%	2/1/14	1,855,000	$1,836,450	(a)(f)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	4.250%	5/30/23	1,190,000	1,091,825	(a)

Total Hotels, Restaurants & Leisure				32,871,352

Household Durables - 1.3%
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	2,060,000	2,266,000
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	1,180,000	1,180,000
WCI Communities Inc., Senior Notes	6.875%	8/15/21	1,050,000	1,008,000	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,160,000	1,223,800
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,000,000	1,000,000	(a)

Total Household Durables				6,677,800

Media - 5.4%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	490,000	527,975
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	190,000	206,625
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.500%	4/30/21	1,240,000	1,258,600
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.250%	9/30/22	1,020,000	943,500
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	1/15/24	610,000	576,450
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,030,000	1,050,600
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	360,000	369,000
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,980,000	3,188,600
DISH DBS Corp., Senior Notes	4.625%	7/15/17	900,000	920,250
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,880,000	1,976,350
Gannett Co. Inc., Senior Notes	6.375%	10/15/23	1,410,000	1,399,425	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	350,000	355,250	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,090,000	1,171,750
MDC Partners Inc., Senior Notes	6.750%	4/1/20	790,000	799,875	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,490,000	1,571,950	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,500,000	1,500,000	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	2,490,000	2,651,850	(a)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	1,000,000	950,000
Sinclair Television Group Inc., Senior Notes	6.375%	11/1/21	100,000	100,500	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,317,000	1,549,459
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	391,000	452,622
Time Warner Entertainment Co., LP, Senior Notes	8.375%	3/15/23	500,000	583,221
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,470,000	1,572,900	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	450,000	474,750	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	780,000	826,800	(a)
Virgin Media Finance PLC, Senior Notes	4.875%	2/15/22	620,000	520,800
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	930,000	925,350	(a)

Total Media				28,424,452

Multiline Retail - 0.1%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	770,000	719,950

Specialty Retail - 1.8%
American Greetings Corp., Senior Notes	7.375%	12/1/21	69,000	67,447
CST Brands Inc., Senior Notes	5.000%	5/1/23	950,000	895,375	(a)
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	2,000,000	2,016,824	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,100,000	1,034,000	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,640,000	1,603,100
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	2,540,000	2,476,500	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - continued
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,180,000	$1,256,700	(a)

Total Specialty Retail				9,349,946

Textiles, Apparel & Luxury Goods - 0.4%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	840,000	681,450	(a)
Quiksilver Inc./QS Wholesale Inc., Senior Secured Notes	7.875%	8/1/18	250,000	260,625	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	900,000	900,000	(a)

Total Textiles, Apparel & Luxury Goods				1,842,075

TOTAL CONSUMER DISCRETIONARY				90,981,012

CONSUMER STAPLES - 4.0%
Beverages - 0.9%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	450,000	460,125	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,390,000	1,275,325
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	1,080,000	1,112,400	(a)
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	1,810,000	1,726,288	(a)

Total Beverages				4,574,138

Food & Staples - 0.3%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	1,500,000	1,620,000	(a)

Food Products - 1.9%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	2,140,000	2,273,750	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,260,000	1,324,575	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,365,000	3,524,837	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	2,400,000	2,433,000	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	680,000	693,600	(a)

Total Food Products				10,249,762

Household Products - 0.5%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	630,000	652,050	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	400,000	417,000	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	610,000	632,875	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	800,000	736,000	(a)

Total Household Products				2,437,925

Personal Products - 0.1%
First Quality Finance Co. Inc., Senior Notes	4.625%	5/15/21	860,000	780,450	(a)

Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,450,000	1,363,000	(a)

TOTAL CONSUMER STAPLES				21,025,275

ENERGY - 15.4%
Energy Equipment & Services - 2.0%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	830,000	869,425
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	90,000	87,075
FTS International Services LLC/FTS International Bonds Inc., Senior Notes	8.125%	11/15/18	450,000	488,250	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	980,000	980,000
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	220,000	246,400	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,380,000	1,462,800	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	330,000	330,000	(a)
Hercules Offshore Inc., Senior Secured Notes	7.125%	4/1/17	960,000	1,021,200	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	840,000	831,600
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	980,000	955,500	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Energy Equipment & Services - continued
Parker Drilling Co., Senior Notes	9.125%	4/1/18	710,000	$759,700
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	890,000	965,650	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,370,000	1,496,725

Total Energy Equipment & Services				10,494,325

Oil, Gas & Consumable Fuels - 13.4%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,880,000	1,767,200
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	2,250,000	2,311,875
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,180,000	914,500
Arch Coal Inc., Senior Notes	9.875%	6/15/19	520,000	462,800	(a)
Arch Coal Inc., Senior Notes	7.250%	6/15/21	400,000	302,000
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	2,030,000	1,834,612	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,200,000	1,128,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	718,000	788,005
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	660,000	724,350
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	1,090,000	1,204,450
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	390,000	413,400
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	3,000,000	3,112,500
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	990,000	1,079,100
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	1,598,700
Concho Resources Inc., Senior Notes	5.500%	4/1/23	500,000	493,750
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	430,000	461,175
Continental Resources Inc., Senior Notes	5.000%	9/15/22	480,000	483,000
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,314,583	2,303,010	(a)(b)(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	560,000	576,800
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	970,000	942,112
Ecopetrol SA, Senior Notes	5.875%	9/18/23	537,000	558,480
Energy XXI Gulf Coast Inc., Senior Notes	7.500%	12/15/21	280,000	276,500	(a)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	25,000	27,813	(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	140,000	133,350
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,930,000	1,958,950	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,050,000	1,110,375
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,700,000	1,742,500
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	560,000	583,800	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.500%	3/1/20	2,250,000	2,317,500
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,215,000	1,327,387
Kodiak Oil & Gas Corp., Senior Notes	5.500%	2/1/22	480,000	468,000	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,090,000	1,128,150	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	670,000	693,450	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	247,000	259,968
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	460,000	461,150
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	2,320,000	2,186,600

MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,250,000	1,225,000	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,240,000	1,247,750	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,910,000	1,442,050
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	910,000	905,450	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	1,310,000	1,323,100	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	280,000	245,700	(e)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	630,000	540,225	(e)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,340,000	$1,440,500	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	1,193,000	1,333,177
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,430,000	1,437,150
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	6.500%	5/15/21	500,000	471,875	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,840,000	1,683,206
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	200,000	216,000
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	2,450,000	2,626,540
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	700,000	729,400	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	750,000	716,250
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,010,000	941,825
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,680,000	1,591,800	(a)
Range Resources Corp., Senior Notes	5.000%	8/15/22	630,000	609,525
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	150,000	161,063
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	630,000	661,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	170,000	163,200
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	2,090,000	1,891,450	(a)
Samson Investment Co., Senior Notes	10.250%	2/15/20	2,150,000	2,279,000	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	890,000	867,750	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	880,000	935,000	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	550,000	533,500	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	580,000	598,850	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,110,000	1,154,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	140,000	126,700	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,270,000	1,657,100	(a)

Total Oil, Gas & Consumable Fuels				69,891,348

TOTAL ENERGY				80,385,673

FINANCIALS - 6.8%
Commercial Banks - 2.3%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,740,000	2,253,683	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	650,000	644,313
CIT Group Inc., Senior Notes	5.500%	2/15/19	110,000	115,500	(a)
CIT Group Inc., Senior Notes	5.000%	8/15/22	2,820,000	2,756,550
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,240,000	1,200,531
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	770,000	842,187	(a)(f)(g)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,470,000	1,489,635	(a)(g)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	540,000	702,000	(a)(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,260,000	1,291,500	(f)(g)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	450,000	475,952

Total Commercial Banks				11,771,851

Consumer Finance - 0.8%
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	590,000	573,775	(a)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	10,000	9,137	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,260,000	1,420,650
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,180,000	1,274,400
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	570,000	581,400	(a)

TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	480,000	501,600	(a)

Total Consumer Finance				4,360,962

Diversified Financial Services - 2.4%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	1,350,000	1,181,250	(f)(g)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Financial Services - continued
Denali Borrower LLC/Denali Finance Corp., Senior Secured Notes	5.625%	10/15/20	1,250,000		$1,214,062	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes	5.350%	12/21/65	1,000,000		855,000	(a)(f)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	610,000		557,630	(f)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	530,000		613,475
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,090,000		2,382,600
International Lease Finance Corp., Senior Notes	4.625%	4/15/21	520,000		481,404
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	680,000		595,000	(f)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	2,490,000		2,502,450
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	7/1/21	590,000		564,925
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	840,000		909,300
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	840,000		886,200	(a)(f)

Total Diversified Financial Services					12,743,296

Insurance - 0.5%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,630,000		1,654,450	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.848%	12/31/13	240,000		230,400	(f)(g)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	830,000		896,400	(a)

Total Insurance					2,781,250

Real Estate Investment Trusts (REITs) - 0.4%
Geo Group Inc., Senior Notes	5.125%	4/1/23	2,170,000		1,985,550	(a)

Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	2,110,000		2,108,439	(a)

TOTAL FINANCIALS					35,751,348

HEALTH CARE - 6.2%
Health Care Equipment & Supplies - 0.9%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,070,000		1,060,638
Biomet Inc., Senior Notes	6.500%	8/1/20	810,000		836,325
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	720,000		720,000	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,280,000		2,040,600

Total Health Care Equipment & Supplies					4,657,563

Health Care Providers & Services - 4.9%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	774,000		932,670
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	820,000		828,200	(a)
Catalent Pharma Solutions Inc., Senior Subordinated Notes	9.750%	4/15/17	3,820,000	EUR	5,297,086
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,455,000		1,455,000
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	810,000		858,600
DJO Finance LLC/DJO Finance Corp., Senior Secured Notes	8.750%	3/15/18	830,000		902,625
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	450,000		454,500
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,680,000		1,806,000
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,210,000		1,240,250	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	510,000		524,025	(a)
HCA Inc., Notes	7.690%	6/15/25	1,675,000		1,714,781
HCA Inc., Senior Secured Notes	5.875%	3/15/22	1,900,000		1,952,250
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,420,000		2,510,750
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,320,000		514,800	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,760,000		1,861,200

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services - continued
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,300,000	$1,356,875	(a)
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	1,410,000	1,441,725	(a)

Total Health Care Providers & Services				25,651,337

Pharmaceuticals - 0.4%
ConvaTec Healthcare E SA, Senior Notes	10.500%	12/15/18	1,980,000	2,237,400	(a)

TOTAL HEALTH CARE				32,546,300

INDUSTRIALS - 12.0%
Aerospace & Defense - 1.4%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,730,000	1,920,300
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,739,000	1,702,046	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	580,000	607,550	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,000,000	1,087,500
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,020,000	2,014,950	(a)

Total Aerospace & Defense				7,332,346

Airlines - 2.1%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	600,000	592,980	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	1,030,000	1,032,575	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	77,280	81,723
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	2,220,000	2,097,900	(a)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	330,000	317,625	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	201,409	204,430
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	740,025	823,278
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	462,972	483,806	(a)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	230,000	238,625	(a)
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Bonds	4.950%	1/15/22	1,430,000	1,312,025
United Airlines Inc., Pass Through Certificates, Secured Bond	5.375%	8/15/21	300,000	297,600
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	184,685	196,227
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	466,879	487,515
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	988,372	1,082,268
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	443,425	450,076
US Airways, Pass-Through Trust, Secured Bonds	5.450%	6/3/18	720,000	676,800
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	170,000	173,825
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	610,000	579,500

Total Airlines				11,128,778

Building Products - 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,420,000	1,391,600	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	240,000	261,000	(a)

Total Building Products				1,652,600

Commercial Services & Supplies - 1.8%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	1,410,000	1,473,450
JM Huber Corp., Senior Notes	9.875%	11/1/19	450,000	510,750	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,760,000	2,891,100
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,402,000	1,531,685	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	352,000	384,560	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Commercial Services & Supplies - continued
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	70,000	$65,275	(a)
United Rentals North America Inc., Senior Secured Notes	5.750%	7/15/18	2,250,000	2,373,750

Total Commercial Services & Supplies				9,230,570

Construction & Engineering - 0.2%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,110,000	1,026,750	(a)

Electrical Equipment - 0.6%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	540,000	510,300	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,020,000	1,071,000	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,510,000	1,532,650	(a)

Total Electrical Equipment				3,113,950

Machinery - 1.3%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	3,970,000	4,128,800	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	1,240,000	1,224,500	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,050,000	1,155,000	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	550,000	576,125	(a)

Total Machinery				7,084,425

Marine - 0.9%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	660,506	617,573	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,117,000	1,111,415
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,877,000	1,947,387
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	510,000	538,050	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	470,000	492,913	(a)

Total Marine				4,707,338

Metals & Mining - 0.1%
Steel Dynamics Inc., Senior Notes	5.250%	4/15/23	420,000	395,850	(a)

Road & Rail - 0.6%
Flexi-Van Leasng Inc., Senior Notes	7.875%	8/15/18	1,130,000	1,169,550	(a)
HDTFS Inc., Senior Notes	6.250%	10/15/22	570,000	588,525
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,120,000	1,198,400	(a)

Total Road & Rail				2,956,475

Trading Companies & Distributors - 0.4%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	750,000	798,750
Rexel SA, Senior Notes	5.250%	6/15/20	1,180,000	1,150,500	(a)

Total Trading Companies & Distributors				1,949,250

Transportation - 2.0%
CMA CGM, Senior Notes	8.500%	4/15/17	2,560,000	2,406,400	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,700,000	1,780,750	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,990,000	1,970,100	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,010,000	3,265,850	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	30,000	32,550	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	970,000	960,300	(a)

Total Transportation				10,415,950

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Transportation Infrastructure - 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	900,000		$940,500	(a)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	770,000		804,650	(a)

Total Transportation Infrastructure					1,745,150

TOTAL INDUSTRIALS					62,739,432

INFORMATION TECHNOLOGY - 3.1%
Electronic Equipment, Instruments & Components - 0.1%
NXP BV/NXP Funding LLC, Senior Notes	5.750%	3/15/23	440,000		435,600	(a)

Internet Software & Services - 0.6%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	490,000		558,600
Bankrate Inc., Senior Notes	6.125%	8/15/18	440,000		438,900	(a)
VeriSign Inc., Senior Notes	4.625%	5/1/23	1,590,000		1,494,600	(a)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	440,000		481,250

Total Internet Software & Services					2,973,350

IT Services - 0.8%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	330,000		325,050	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	1,590,000		1,749,000
First Data Corp., Senior Secured Notes	6.750%	11/1/20	1,860,000		1,925,100	(a)

Total IT Services					3,999,150

Semiconductors & Semiconductor Equipment - 0.1%
Magnachip Semiconductor Corp., Senior Notes	6.625%	7/15/21	640,000		632,000	(a)

Software - 1.5%
ACI Worldwide Inc., Senior Notes	6.375%	8/15/20	930,000		946,275	(a)
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	960,000		961,200	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	800,000		804,000	(a)
Audatex North America Inc., Senior Notes	6.000%	6/15/21	790,000		805,800	(a)
Healthcare Technology Intermediate Inc., Senior Notes	7.375%	9/1/18	1,500,000		1,531,875	(a)(b)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,660,000		1,713,950	(a)
Nuance Communications Inc., Senior Notes	5.375%	8/15/20	1,310,000		1,237,950	(a)

Total Software					8,001,050

TOTAL INFORMATION TECHNOLOGY					16,041,150

MATERIALS - 9.9%
Chemicals - 1.1%
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	1,210,000		1,161,600	(a)
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	750,000		750,000
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	425,721	EUR	581,696	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	724,000	EUR	1,040,680	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	440,000	EUR	689,007	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	330,000	EUR	516,755	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	608,000	EUR	864,679	(a)

Total Chemicals					5,604,417

Construction Materials - 0.2%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	920,000		905,050	(a)

Containers & Packaging - 2.5%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	940,000		996,400	(a)(b)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	640,000	EUR	920,337	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	910,000		960,050	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	460,000		441,600	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Containers & Packaging - continued
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.875%	11/15/22	1,900,000		$1,809,750	(a)
Ball Corp., Senior Notes	4.000%	11/15/23	1,310,000		1,175,725
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	1,620,000	EUR	2,194,993	(a)
BOE Intermediate Holding Corp., Senior Notes	9.000%	11/1/17	460,000		480,700	(a)(b)
Graphic Packaging International Inc., Senior Notes	4.750%	4/15/21	1,765,000		1,712,050
Pactiv LLC, Senior Bonds	8.375%	4/15/27	140,000		127,400
Pactiv LLC, Senior Notes	7.950%	12/15/25	640,000		582,400
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	730,000		732,737
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,060,000		1,123,600	(a)

Total Containers & Packaging					13,257,742

Metals & Mining - 4.9%
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,640,000		1,681,000
ArcelorMittal, Senior Notes	6.750%	2/25/22	410,000		431,525
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	540,000		492,750	(a)
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	310,000		272,986
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,440,000		1,454,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	1,250,000		1,306,250	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	650,000		700,375	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	2,200,000		2,200,000	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,240,000		1,249,300	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,190,000		981,750	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	980,000		382,200	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	680,000		678,300
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	1,210,000		1,082,950	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,120,000		1,125,600	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,470,000		1,521,450
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	820,000		918,400	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	500,000		523,750	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,320,000	EUR	1,870,586	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,650,000		1,439,625	(a)
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	980,000		1,014,300
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	630,000		655,200	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,022,000		1,047,550
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	830,000		900,550
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	1,670,000		1,728,450	(a)

Total Metals & Mining					25,659,247

Paper & Forest Products - 1.2%
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	2,667,000		3,007,042
Clearwater Paper Corp., Senior Notes	4.500%	2/1/23	710,000		639,000
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,610,000		1,412,775	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	850,000		877,625
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	671,000		442,860

Total Paper & Forest Products					6,379,302

TOTAL MATERIALS					51,805,758

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
TELECOMMUNICATION SERVICES - 7.1%
Diversified Telecommunication Services - 4.6%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	900,000	$895,500
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	385,000	350,350
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,620,000	1,765,800	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	480,000	513,600
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,450,000	1,566,000
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,560,000	1,458,600	(a)
Intelsat Luxembourg SA, Senior Notes	6.750%	6/1/18	570,000	591,375	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	1,265,000	1,277,650
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,095,000	2,288,787
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	2,290,000	2,278,550	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,310,000	1,427,900	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,600,000	1,714,858
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	5,208,942	5,143,830	(a)(b)
Windstream Corp., Senior Notes	7.750%	10/1/21	890,000	918,925	(a)
Windstream Corp., Senior Notes	7.500%	6/1/22	430,000	428,925
Windstream Corp., Senior Notes	7.500%	4/1/23	1,358,000	1,341,025

Total Diversified Telecommunication Services				23,961,675

Wireless Telecommunication Services - 2.5%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	550,000	594,687
SoftBank Corp., Senior Notes	4.500%	4/15/20	1,950,000	1,873,950	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,300,000	1,160,250
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,811,000	5,905,429
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	840,000	984,900	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	2,470,000	2,519,400	(a)

Total Wireless Telecommunication Services				13,038,616

TOTAL TELECOMMUNICATION SERVICES				37,000,291

UTILITIES - 4.9%
Electric Utilities - 1.9%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,020,000	2,181,600
Curtis Palmer LLC, Senior Notes	5.900%	7/15/14	990,000	992,974	(a)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	1,889,675	1,908,572
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,540,000	2,692,400
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	1,000,000	1,100,000	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,395,955	1,375,015	(e)

Total Electric Utilities				10,250,561

Gas Utilities - 0.5%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,100,000	1,174,250
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	8/1/21	1,170,000	1,251,900

Total Gas Utilities				2,426,150

Independent Power Producers & Energy Traders - 2.5%
AES Corp., Senior Notes	7.375%	7/1/21	830,000	913,000
AES Corp., Senior Notes	4.875%	5/15/23	240,000	224,400
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	2,590,000	2,602,950
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,700,000	1,789,250	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	865,000	15,138	(c)(d)(e)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	600,000	675,000	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	40,000	40,700	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,710,000	1,801,912
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,170,000	1,257,750	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Independent Power Producers & Energy Traders - continued
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,500,000		$1,500,000	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,500,000		1,575,000
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	180,431		191,257
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	555,348		607,065

Total Independent Power Producers & Energy Traders					13,193,422

TOTAL UTILITIES					25,870,133

TOTAL CORPORATE BONDS & NOTES (Cost - $455,179,296)					454,146,372

SENIOR LOANS - 3.7%
CONSUMER DISCRETIONARY - 2.0%
Hotels, Restaurants & Leisure - 0.7%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,210,000		1,225,125	(h)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,175,000		2,327,250	(h)

Total Hotels, Restaurants & Leisure					3,552,375

Leisure Equipment & Products - 0.4%
Eastman Kodak Co., Exit Second Lien Term Loan	—	7/31/20	1,080,000		1,090,800	(i)
Eastman Kodak Co., Exit Term Loan	7.250%	7/31/19	985,000		978,844	(h)

Total Leisure Equipment & Products					2,069,644

Multiline Retail - 0.8%
Neiman Marcus Group Inc., Bridge Loan	—	9/15/14	4,040,000		4,040,000	(c)(i)

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	640,000		617,828	(h)

TOTAL CONSUMER DISCRETIONARY					10,279,847

CONSUMER STAPLES - 0.4%
Food Products - 0.4%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	520,000		526,933	(h)
Dole Food Co. Inc., Bridge Loan	—	2/21/14	1,570,000		1,570,000	(c)(d)(i)

TOTAL CONSUMER STAPLES					2,096,933

ENERGY - 0.2%
Energy Equipment & Services - 0.2%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	1,270,000		1,244,600	(h)

HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.1%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	495,594		497,762	(h)

Health Care Providers & Services - 0.4%
Tenet Healthcare Corp., Bridge Loan	—	6/24/14	2,170,000		2,170,000	(c)(d)(i)

TOTAL HEALTH CARE					2,667,762

INDUSTRIALS - 0.4%
Machinery - 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	2,090,000		2,126,575	(h)

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	960,000		992,400	(h)

TOTAL SENIOR LOANS (Cost - $18,820,113)					19,408,117

SOVEREIGN BONDS - 0.5%
Mexico - 0.5%
Mexican Bonos, Bonds (Cost - $2,676,488)	6.500%	6/9/22	32,317,000	MXN	2,556,283

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY		SHARES	VALUE
COMMON STOCKS - 2.6%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.		81,754	$163,508	*(c)(d)

Household Durables - 0.0%
William Lyon Homes, Class A Shares		3,973	80,731	*

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares		6	0	(c)(d)(j)

TOTAL CONSUMER DISCRETIONARY			244,239

ENERGY - 0.7%
Energy Equipment & Services - 0.7%
KCAD Holdings I Ltd.		424,046,710	3,614,150	*(c)(d)

FINANCIALS - 1.0%
Diversified Financial Services - 0.8%
Citigroup Inc.		81,156	3,936,877

Real Estate Management & Development - 0.2%
Realogy Holdings Corp.		15,174	652,786	*
Realogy Holdings Corp.		14,805	636,911	*(c)(d)

Total Real Estate Management & Development			1,289,697

TOTAL FINANCIALS			5,226,574

INDUSTRIALS - 0.9%
Building Products - 0.0%
Nortek Inc.		973	66,855	*

Marine - 0.9%
DeepOcean Group Holding AS		111,195	3,412,418	*(c)(d)
Horizon Lines Inc., Class A Shares		818,782	1,097,168	*

Total Marine			4,509,586

TOTAL INDUSTRIALS			4,576,441

MATERIALS - 0.0%
Chemicals - 0.0%
LyondellBasell Industries NV, Class A Shares		63	4,614

TOTAL COMMON STOCKS (Cost - $12,912,104)			13,666,018

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $262,500)	6.000%	10,500	225,645

PREFERRED STOCKS - 1.2%
FINANCIALS - 1.2%
Commercial Banks - 0.2%
Santander Finance Preferred SA Unipersonal	10.500%	990	1,000,519	(f)

Consumer Finance - 0.7%
GMAC Capital Trust I	8.125%	142,642	3,815,673	(f)

Diversified Financial Services - 0.3%
Citigroup Capital XIII	7.875%	61,950	1,701,767	(f)

TOTAL PREFERRED STOCKS (Cost - $6,124,401)			6,517,959

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY		EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,297	$206,730	*
Jack Cooper Holdings Corp.		5/6/18	1,159	104,310	*

TOTAL WARRANTS (Cost - $63,365)				311,040

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $496,038,267)				496,831,434

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 7.8%
Repurchase Agreements - 7.8%
Barclays Capital Inc. repurchase agreement dated 9/30/13; Proceeds at maturity - $40,700,023; (Fully collateralized by U.S. government obligations, 0.625% due 7/15/16; Market value - $41,307,473) (Cost - $40,700,000)	0.020%	10/1/13	40,700,000	40,700,000

TOTAL INVESTMENTS - 102.7% (Cost - $536,738,267#)				537,531,434
Liabilities in Excess of Other Assets - (2.7)%				(14,384,430)

TOTAL NET ASSETS - 100.0%				$523,147,004

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of September 30, 2013.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	All or a portion of this loan is unfunded as of September 30, 2013. The interest rate for fully unfunded term loans is to be determined.

(j)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

EUR	— Euro
MXN	— Mexican Peso

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$450,571,222	$3,575,150	$454,146,372
Senior loans	—	19,408,117	—	19,408,117
Sovereign bonds	—	2,556,283	—	2,556,283
Common stocks	$5,839,031	636,911	7,190,076	13,666,018
Convertible preferred stocks	225,645	—	—	225,645
Preferred stocks	6,517,959	—	—	6,517,959
Warrants	—	311,040	—	311,040

Total long-term investments	$12,582,635	$473,483,573	$10,765,226	$496,831,434

Short-term investments†	—	40,700,000	—	40,700,000

Total investments	$12,582,635	$514,183,573	$10,765,226	$537,531,434

Other financial instruments:
Credit default swaps on corporate issues - sell protection‡	—	$441,674	—	$441,674
Credit default swaps on credit indices - sell protection‡	—	1,169,616	—	1,169,616
Total other financial instruments	—	$1,611,290	—	$1,611,290

Total	$12,582,635	$515,794,863	$10,765,226	$539,142,724

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$103,224	—	—	$103,224
Forward foreign currency contracts	—	$228,541	—	228,541

Total	$103,224	$228,541	—	$331,765

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COMMON STOCKS	TOTAL
Balance as of December 31, 2012	$3,815,832	$12,912,695	$16,728,527
Accrued premiums/discounts	75,253	—	75,253
Realized gain (loss)(1)	74,889	—	74,889
Change in unrealized appreciation (depreciation)(2)	435,177	(1,887,828)	(1,452,651)
Purchases	231,499	—	231,499
Sales	(1,057,500)	(3,197,880)	(4,255,380)
Transfers into Level 3	—	—	—
Transfers out of Level 3(3)	—	(636,911)	(636,911)

Balance as of September 30, 2013	$3,575,150	$7,190,076	$10,765,226

Net change in unrealized appreciation (depreciation) for investments in securitiesstill held at September 30, 2013(2)	$440,821	$(306,876)	$133,945

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Notes to Schedule of Investments (unaudited) (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

Notes to Schedule of Investments (unaudited) (continued)

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. During the period ended September 30, 2013, the total notional value of all credit default swaps to sell protection is $23,430,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended September 30, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the

Notes to Schedule of Investments (unaudited) (continued)

terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $228,541. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

Notes to Schedule of Investments (unaudited) (continued)

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,028,689
Gross unrealized depreciation	(14,235,522)

Net unrealized appreciation	$793,167

At September 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 10-Year Notes	31	12/13	$3,840,883	$3,918,109	$(77,226)
U.S. Treasury 30-Year Bonds	9	12/13	1,174,377	1,200,375	(25,998)

Net unrealized loss on open futures contracts					$(103,224)

During the period ended September 30, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	$58,800,000	$311,600
Options written	46,500,000	302,340
Options closed	—	—
Options exercised	(34,800,000)	(225,050)
Options expired	(70,500,000)	(388,890)

Written options, outstanding as of September 30, 2013	—	—

At September 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Euro	Credit Suisse	7,240,243	$9,796,076	11/15/13	$(174,357)
Euro	Royal Bank of Scotland PLC	2,100,000	2,841,308	11/15/13	(54,184)

Net unrealized loss on open forward foreign currency contracts					$(228,541)

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2013, the Fund had the following open OTC swap contract:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2013[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
Deutsche Bank AG (Ally Financial Inc. 7.500% due 9/15/20)	$3,430,000	6/20/20	2.72%	5.000% quarterly	$441,674	$590,466	$(148,792)

At September 30, 2013, the Fund had the following centrally cleared swap contract:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2013[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.20 Index)	$20,000,000	6/20/18	3.59%	5.000% quarterly	$1,169,616	$1,283,032	$(113,416)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP	requires enhanced disclosure about an entity’s derivative and hedging activities.

The	following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2013.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Appreciation	OTC Swap Contracts, at value	Centrally Cleared Swap Contracts, at value	Total
Interest Rate Risk	$(103,224)	—	—	—	$(103,224)
Foreign Exchange Risk	—	$(228,541)	—	—	(228,541)
Credit Risk	—	—	$441,674	$1,169,616	1,611,290

Total	$(103,224)	$(228,541)	$441,674	$1,169,616	$1,279,525

During	the period ended September 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$98,979
Written options†	172,062
Futures contracts (to buy)†	5,133,775
Futures contracts (to sell)	1,907,380
Forward foreign currency contracts (to buy)	393,268
Forward foreign currency contracts (to sell)	11,953,562

Notes to Schedule of Investments (unaudited) (continued)

Average Notional Balance
Credit default swap contracts (to buy protection)†	$16,895,600
Credit default swap contracts (to sell protection)	4,315,000

†	At September 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2013